JPMorgan Money Market Funds

STATEMENT OF ADDITIONAL INFORMATION
January 13, 2006

JPMorgan Trust I (“Trust”)

JPMorgan Prime Money Market Fund (“Prime Money Market Fund”)
JPMorgan Federal Money Market Fund (“Federal Money Market Fund”)
JPMorgan 100% U.S. Treasury Securities Money Market Fund
(“100% U.S. Treasury Securities Money Market Fund”)
JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”)
JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”)
JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”)

(each a “Fund,” and collectively, the “Money Market Funds” or “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus dated January 13, 2006 for the E*TRADE Class Shares for certain Funds and the prospectuses for the remaining classes of all the Funds dated December 13, 2005, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated August 31, 2005 included in the annual Shareholder Reports relating to the Funds (“Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants’ Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

For more information about the Funds or the Financial Statements, simply write or call:

Morgan Shares, Class B Shares, Class C Shares, Premier Shares and Reserve Shares:	Agency Shares, Capital Shares, Cash Management Shares, Institutional Class and E*TRADE Class Shares:

JPMorgan Funds Services P.O. Box 8528 Boston, MA 02266-8528	JPMorgan Institutional Funds Service Center 500 Stanton Christiana Road Newark, DE 19713

1-800-480-4111	1-800-766-7722

SAI-MMKT-106

GENERAL

The Trust and the Funds

The Funds are series of JPMorgan Trust I (“Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Trust (“Predecessor Funds”) prior to February 18, 2005. Each of the Predecessor Funds reorganized and redomiciled as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) after the close of business on February 18, 2005.

The Predecessor Funds were formerly series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust (the “Predecessor Trust”).

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trust, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

JPMMFT.    Prior to February 19, 2005, the Funds were series of J.P. Morgan Mutual Fund Trust (“JPMMFT”), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. On April 30, 2003, the name of JPMMFT was changed from Mutual Fund Trust to J.P. Morgan Mutual Fund Trust.

After the close of business on February 18, 2005, the JPMorgan 100% U.S. Treasury Securities Money Market Fund acquired all of the assets and liabilities of One Group Treasury Only Money Market Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between the Predecessor Trust, on behalf of JPMorgan 100% U.S. Treasury Securities Money Market Fund, and One Group Mutual Funds, on behalf of One Group Treasury Only Money Market Fund.

For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Board of Trustees of the Predecessor Trust are referred to herein collectively as the “Board of Trustees.”

Share Classes

The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Prime Money Market Fund	Class B, Class C, Morgan, Premier, Agency, Institutional Class, Capital, Reserve and Cash Management
Federal Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional Class, Capital and Reserve
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve
California Municipal Money Market Fund	Morgan and E*TRADE Class[1]
New York Municipal Money Market Fund	Morgan, Reserve and E*TRADE Class[1]

1	E*TRADE Class Shares available only to clients of E*TRADE Securities, LLC.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Name Changes

Effective September 10, 2001, the Board of Trustees of the Predecessor Trust approved the re-naming of the following Funds:

New Name	Former Name
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund II

Effective May 1, 2003, the Predecessor Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

New Name	Former Name
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan New York Municipal Money Market Fund	JPMorgan New York Tax Free Money Market Fund

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 522 Fifth Avenue, New York, NY 10036.

Each Fund is a separate series of the Trust. The Funds are diversified as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”).

In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a “JPMorgan Fund”). The other JPMorgan Funds are covered by separate Statements of Additional Information.

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”).

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT STRATEGIES AND POLICIES

The Prospectuses set forth the various investment policies applicable to each Fund. The Money Market Funds invest only in U.S. dollar-denominated high-quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees.

The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality, that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond’s structure, yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

The following policies supplement each Fund’s investment objective and policies as set forth in the respective Prospectus for that Fund. Additional details about each Fund’s investment practices are contained in Appendix C to this Statement of Additional Information.

Money Market Instruments

A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see “Diversification and Quality Requirements.”

U.S. Treasury Securities.    The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

Additional U.S. Government Obligations.    Certain Funds may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

Foreign Government Obligations.    Certain Funds, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities must be denominated in U.S. dollars. See “Foreign Investments.”

Bank Obligations.    Certain Funds, unless otherwise noted in the Prospectuses or below, may invest in negotiable certificates of deposit, time deposits and bankers’ acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. See “Foreign Investments.” Certain Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Certain Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

Commercial Paper.    Certain Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund’s quality restrictions. See “Diversification and Quality Requirements.” Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

Asset-Backed Securities.    Certain Funds may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund’s overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

Structured Products.    The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of a Fund’s fundamental investment restriction related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Funds invest may be deemed illiquid and subject to their restrictions on illiquid investments.

Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there may be no active trading market for structured products.

Repurchase Agreements.    Some Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser’s credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a collateralized loan of money by a Fund to the seller. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds’ restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. Some Funds may engage only in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling the Funds to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. Certain Funds may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite nationally recognized statistical rating organizations. For these repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral for determining such diversification. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

Other Debt Securities. Certain Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectuses or this SAI.

Foreign Investments

Certain Funds may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

Investors should realize that the value of a Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Municipal Obligations

Certain Funds may invest in municipal obligations. Certain Funds may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

Interest on certain municipal obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax (“AMT”). Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT items and the interest on which is not subject to federal income tax. This legislation may affect the availability of municipal obligations for investment by the Municipal Funds. Investments by the Municipal Funds will be made in unrated municipal obligations only if they are determined to be of comparable quality to permissible rated investments on the basis of the Adviser’s credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High-quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that municipal obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody’s Aaa.

If, subsequent to purchase by the Municipal Funds (a) an issue of rated municipal obligations ceases to be rated in the highest short-term rating category by at least two rating organizations (or one rating organization if the instrument is rated by only one such organization) or the Board of Trustees determines that it is no longer of comparable quality or (b) a Money Market Fund’s Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization’s second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Fund’s Board of Trustees is subsequently notified of the Adviser’s actions.

Municipal Bonds.    Certain Funds may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities. Certain Funds may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

Some Funds may also invest in industrial development bonds that are backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that such Funds may not invest more than 25% of the value of their total assets in such bonds if the issuers are in the same industry.

Municipal Notes.    Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment.

Municipal demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes.

Municipal Lease Obligations.    Some Funds may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which such Funds may invest contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Such Fund will limit its investments in “non-appropriation” leases to 10% of its assets. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

California Municipal Securities.    As used in this Statement of Additional Information, the term “California Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and California personal income tax.

Risk Factors Regarding Investments in California Municipal Securities.    With a gross state product of nearly $1.5 trillion, California’s economy is the largest state economy in the United States. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State’s economy entered a cyclical downturn.

A series of reports after the start of the 2001–02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, however, California’s economy has been improving. However, economic growth is expected to slow modestly in 2005 due to high household debt levels, a rise in energy costs, and mild increases in interest rates. California non-farm payroll employment was 1 percent higher in 2004 than a year earlier. For the 12-month period ending in October 2005, California’s non-farm job growth was 1.3 percent, the State’s weakest pace of 12-month job growth since June 2004. In 2004, the Bay Area began to gain jobs for the first time in almost four years. According to the State, total personal income grew by 6.1 percent in 2004 and is projected to grow by 5.7 percent in 2005.

In addition, some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

Since mid-2000, California has experienced difficulties with the supply and price of electricity and natural gas in much of the State, which are likely to continue for several years. California’s difficulties with energy supplies could pose serious risks to the State’s economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”). The Power Supply Program was also implemented under legislation enacted in 2001 (the “Power Supply Act”) and by orders of the California Public Utilities Commission (“CPUC”). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR’s revenue requirements, which include the cost of debt service and the cost of the State’s power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy. Governor Arnold Schwarzenegger, who replaced Gray Davis as governor following the successful recall effort in 2003, has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State’s negative General Fund balance (“ERBs”). Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized “Fiscal Recovery Bonds.”

The repayment of the ERBs will be secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25 percent starting July 1, 2004, which will be deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax will be decreased by a commensurate amount. The new sales and use tax rates will automatically revert to current levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of July 11, 2005 California’s outstanding debt totals $56 billion. This outstanding debt includes $10.9 billion in ERB’s, $36.5 billion of outstanding state general obligation bonds, $5.7 billion of general fund supported lease revenue bonds, and $2.5 billion of general fund enhanced tobacco settlement bonds. Fitch Ratings considers California’s debt levels to be “moderate” with respect to outstanding general obligation bonds.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future. It also requires the State to contribute to a special reserve of 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

In November, 2004, voters approved Proposition 60A, which dedicates proceeds from sale of surplus property purchased with General Fund monies to payment of principal and interest on ERB’s approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

On July 11, 2005, Governor Schwarzenegger signed the 2005-06 Budget. In the face of increasing revenues, this balanced budget proposal provides for a 7.5% increase in General Fund spending over the previous year. This proposal attempts to close a budget gap of over $9 billion.

As of July 14, 2005, California’s general obligation bonds have been assigned ratings of A, A2, and A by S&P, Moody’s and Fitch, respectively. Moody’s upgraded California’s rating in July 2005, citing an established trend of recovery in California’s economy and improved financial outlook. Fitch has upgraded its previous negative outlook regarding California’s bonds because of its improved economic and revenue performance. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of California Municipal Obligations.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York Municipal Securities.    As used in this Statement of Additional Information, the term “New York Municipal Securities” refers to municipal securities, the income from which is exempt from federal, New York and New York City personal income tax.

Risk Factors Regarding Investments in New York Municipal Securities.    The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation’s and the State’s economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures including increased budget gaps for New York City and reductions to the State surpluses.

New York State has historically been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State’s economy is diverse with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State’s economy has equaled or exceeded national trends, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation. It appears, however, that the New York State economy has begun to emerge from recession. In 2004, the State economy began to grow after more than two years of decline. The New York wage and salary growth is expected to be 4.9 percent in 2005. State nonagricultural employment is projected to rise to 1.1 percent in 2005, but below projected growth of 1.8 percent for the nation.

The State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, both the ability of the State, New York City, the State’s political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s, and that despite the budget risks cited in the report, New York City would end Fiscal Year 2004 with a substantial budget surplus and have little difficulty balancing the Fiscal Year 2005 budget because it can draw upon reserves and other resources if needed. The report cautioned that continued progress toward recurring budget balance would depend upon sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending. The City of New York Executive Budget for Fiscal Year 2006 provides for a balanced budget of $49.7 billion and projects an operating surplus of $3.3 billion, used to help balance the Budget. The Budget also predicts significant budget gaps for Fiscal Year 2007 and beyond.

On March 31, 2005, a balanced Budget for 2005–06 was approved by the State legislature. It represents a spending increase of 4.3% over the 2004–05 budget. However, it is predicated on an ever-increasing level of non-recurring resources—using one-time resources to pay for ongoing costs. The Office of the State Comptroller believes this practice only prolongs the State’s fiscal instability since a solution to the greater problems is delayed for another fiscal year. The 2005–06 Budget relies upon a total increase in outstanding debt of $7.7 billion as compared to 2004–05. By 2009–10, the State is projected to have over $55 billion in outstanding debt, representing a 52% increase from 2000.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance; however, that the legislature will enact the governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of July 9, 2004, S&P had given New York State’s general obligation bonds a rating of AA and Fitch had given the bonds a rating of AA-. As of February 24, 2005, Moody’s had given the State’s general obligation bonds a rating of A1/Positive. Moody’s based its rating on New York’s broad-based, mature and wealthy economy. As of November 29, 2005, Moody’s rated New York City’s outstanding general obligation bonds A1, S&P rated such bonds A and Fitch rated them A+. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of New York Municipal Obligations.

The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2005-06 balanced Budget.

Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

Additional Investments

When-Issued and Delayed Delivery Securities.    The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value (“NAV”) and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Fund’s custodian (see “Custodian”) a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Investment Company Securities.    Securities of other investment companies may be acquired by some of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Interfund Lending.    To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements (“Interfund Lending Agreements”) under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility (“Interfund Loan”), subject to meeting the conditions of a Securities and Exchange Commission (“SEC”) exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

Reverse Repurchase Agreements.    The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of a Fund’s total assets.

Forward Commitments.    Some Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to the such Funds, short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund’s commitments will be established at such Fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by investors in the Municipal Funds, are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

Stand-By Commitments.    When a Fund purchases securities it may also enter into put transactions, including those referred to as stand-by commitments, with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund’s option a specified security at a specified price within a specified period prior to its maturity date and entitles a Fund to same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

The amount payable to a Money Market Fund upon its exercise of a stand-by commitment with respect to a municipal obligation normally would be (i) the acquisition cost of the municipal obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, a Money Market Fund would value the underlying municipal obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. The Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and the fact that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Money Market Fund will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer.

Floating and Variable Rate Securities and Participation Certificates.    Some Funds may invest in floating and variable rate securities. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days’ notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The floating or variable rate demand instruments in which the Funds may invest are payable on demand on not more than seven calendar days’ notice.

The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or London Interbank Offered Rate, as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by the Board of Trustees of the Trust in order to minimize credit risks.

The Board of Trustees may determine that an unrated floating or variable rate security meets the Fund’s high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of “high quality”, no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet a Fund’s high quality criteria. If an instrument is ever deemed to fall below a Fund’s high quality standards, either it will be sold in the market or the demand feature will be exercised.

The securities in which certain of the Funds may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations (“Participation Certificates”), and, in the case of the Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund’s participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund’s ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank’s obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax-exempt. Participation Certificates will only be purchased by the Municipal Funds if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with inflation, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent this does occur, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security’s next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund’s dollar weighted average portfolio maturity.

Tender Option Floating or Variable Rate Certificates.    Certain Funds may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

Zero Coupon and Stripped Obligations.    The Funds may invest up to 20% of its total assets in stripped obligations. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. Certain Funds may also invest in zero coupon obligations. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the rules of the Internal Revenue Code of 1986, as amended (the “Code”), investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

Custodial Receipts.    Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Funding Agreements.    Certain Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser. Funding agreements generally will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there generally is no active secondary market for these investments, a funding agreement may be deemed to be illiquid.

Temporary Defensive Positions.    For temporary defensive purposes, certain Funds may invest without limitation in high quality taxable money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

Illiquid Investments; Privately Placed and Other Unregistered Securities.    Certain Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 10% of a Fund’s net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as the Prime Money Market Fund’s investments in private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

Such Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser’s implementation of these guidelines on a periodic basis.

As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Securities Lending.    To generate additional income, the 100% U.S. Treasury Securities Money Market Fund, may lend up to 33-1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Typically such collateral will be secured by U.S. Treasury securities, but it may also be secured by cash. The Fund receives payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent. In addition, the Fund will receive a borrower fee from the borrower regardless of whether the loan is secured by U.S. Treasury securities or cash.

Diversification and Quality Requirements

Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. See “Distributions and Tax Matters.” To meet these requirements, a Fund must diversify its holdings so that, with respect to 50% of the Fund’s assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund’s taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

At the time the California Municipal Money Market Fund or the New York Municipal Money Market Fund acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into “first tier” and “second tier” securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first or second tier securities. These Funds may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

At the time any of the other JPMorgan Money Market Funds acquires its investments, the investments will qualify as first tier securities. The Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first tier securities. The Funds may not purchase any security which qualifies as a second tier security at the time of the Fund’s investment.

INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are “fundamental” policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund as such term is defined in “Additional Information.”

The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of investment, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Restrictions.    Each Fund:

(1)	May not borrow money, except to the extent permitted by applicable law;

(2)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;

(3)	May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Municipal Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;

(4)	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6)	May not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

(7)	May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participators are considered to be debt instruments.

For the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, the following 80% investment policy for each Fund is fundamental and may not be changed without shareholder approval:

(1)	The Tax Free Money Market Fund will invest at least 80% of the value of its Assets in municipal obligations. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(2)	The California Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(3)	The New York Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (3) above.

Non-Fundamental Investment Restrictions.    In addition, each Fund is subject to the following non-fundamental investment restrictions which may be changed without shareholder approval:

(1)	Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(2)	Each Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3)	Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4)	Each Fund may not invest more than 10% of its net assets in illiquid securities.

(5)	Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6)	Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

(7)	Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

The investment objective of each Fund is non-fundamental.

For purposes of the Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

MANAGEMENT OF THE TRUST

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972–2000).	113		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired-President & Chief Executive Officer, Eastern Sales Bankcard (1971–1988)	113		None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	112	*	Director, Cardinal Health, Inc. (CAH) (1994–present) Director, The Crane Group (2003–present); Chairman, The Columbus Association for the Performing Arts (CAPA)(2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	113
Director of Albert Einstein School of Medicine (1998–present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director of Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President-Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	113		None.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	112	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	112	*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	113
Director of Radio Shack Corporation (electronics) (1987–present); Director of The National Football Foundation and College Hall of Fame (1994–present); Trustee of the Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	112	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	113		Trustee of Morgan Stanley Funds (209 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	112	*
Director, AMS Group (2001–present); Director, Wabash College (1988–present); Trustee, Seabury-Western Theological Seminary (1993–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	113	None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	113
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (113 funds) as of the most recent fiscal year ended August 31, 2005.

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (112 funds) as of the most recent fiscal year ended August 31, 2005.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

Standing Committees of the Board

There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-

audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds’ independent accountants; (vii) assist the Board in its oversight of the valuation of the Funds’ securities by the Investment Adviser, as well as any sub-adviser, and (viii) act as a liaison between the Funds’ independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to its Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed on February 19, 2005 and prior to that time, the predecessor Audit Committee of the Trust was comprised of all of the members of the Board. The Audit Committee or the predecessor Audit Committee met four times during the fiscal year ended August 31, 2005.

As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and met three times during the fiscal year ended August 31, 2005.

The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Investment Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds’ auditors). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met four times during the fiscal year ended August 31, 2005.

Each member of the Board, except for Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Income Funds and the Municipal Bond Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met three during the fiscal year ended August 31, 2005.

Ownership of Securities

As of December 31, 2004, each of the Trustees beneficially owned shares of certain Funds of the Trust in the amounts shown below.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1), (2)
Independent Trustees
William J. Armstrong	None	Over $100,000
Roland R. Eppley, Jr.	None	Over $100,000
John F. Finn(3)	None	Over $100,000
Dr. Matthew Goldstein	None	$50,001—$100,000
Robert J. Higgins	None	None
Peter C. Marshall(3)	None	Over $100,000
Marilyn McCoy(3)	None	Over $100,000
William G. Morton, Jr.	None	None
Robert A. Oden, Jr. (3)	None	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck(3)	None	Over $100,000
James J. Schonbachler	None	$50,001—$100,000

Interested Trustee
Leonard M. Spalding, Jr.	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes nine registered investment companies (113 funds) as of the most recent fiscal year ended August 31, 2005. As of December 31, 2004, the Family of Investment Companies consisted of 14 registered investment companies that comprised the “JPMorgan Funds” (70 funds). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Family of Investment Companies.

(2)	For Messrs. Eppley and Spalding, these amounts include deferred compensation balances through participation in the JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

(3)	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (112 funds) as of the most recent fiscal year ended August 31, 2005.

As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation.    Prior to February 19, 2005, the former JPMorgan Funds paid each Trustee of the JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman $40,000.

Prior to February 19, 2005, the former One Group Mutual Funds paid each Trustee of the One Group Mutual Funds an annual fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition the One Group Mutual Funds paid the Chairman an additional $20,000.

After the two fund groups merged on February 19, 2005 and became the “JPMorgan Funds,” the Funds paid each Trustee of the combined Board an annual fee of $122,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $130,000 and the Vice Chairman $41,000. The Chairman and Vice Chairman received no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who were not already receiving an additional fee were each paid $40,000 and $20,000, respectively. The Funds bore expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

As of July 1, 2005, the funds in the JPMorgan Funds Complex pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000, respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an Office of the Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	100% U.S. Treasury Securities Money Market Fund	California Municipal Money Market Fund	Federal Money Market Fund	New York Municipal Money Market Fund	Prime Money Market Fund
Independent Trustees
William J. Armstrong	$7,355	$235	$4,849	$2,547	$70,151
Roland R. Eppley, Jr.	5,517	176	3,637	1,911	52,611
John F. Finn	0	0	0	0	0
Dr. Matthew Goldstein	5,517	176	3,637	1,911	52,611
Robert J. Higgins	5,517	176	3,637	1,911	52,611
Peter C. Marshall	0	0	0	0	0
Marilyn McCoy	0	0	0	0	0
William G. Morton, Jr.	5,517	176	3,637	1,911	52,611
Robert A. Oden, Jr.	0	0	0	0	0
Fergus Reid, III	11,493	368	7,577	3,980	109,609
Frederick W. Ruebeck	0	0	0	0	0
James J. Schonbachler	5,517	176	3,637	1,911	52,611

Interested Trustee
Leonard M. Spalding, Jr.	556	21	349	197	5,841

Name of Trustee	Tax Free Money Market Fund	Total Compensation paid from the Fund Complex(1)
Independent Trustees
William J. Armstrong	$19,416	$160,000
Roland R. Eppley, Jr.	14,562	120,000
John F. Finn	0	0
Dr. Matthew Goldstein	14,562	120,000
Robert J. Higgins	14,562	120,000
Peter C. Marshall	0	0
Marilyn McCoy	0	0
William G. Morton, Jr.	14,562	120,000
Robert A. Oden, Jr.	0	0
Fergus Reid, III	30,338	250,000
Frederick W. Ruebeck	0	0
James J. Schonbachler	14,562	120,000
Interested Trustee
Leonard M. Spalding, Jr.	1,865	160,000	ˆ

ˆ	Includes $146,667 of deferred compensation.

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes seven registered investment companies (110 portfolios) as of February 19, 2005. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the “JPMorgan Funds” (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds’ adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees’ fees are deferred until the payment date elected by the Trustee (or the Trustee’s termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee’s designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee’s death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the “OG Plan”), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

OFFICERS

The Trust’s executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.

The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti-Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999-2005 Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965), Assistant Treasurer (2005)
Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

As of December 1, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

CODES OF ETHICS

The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM’s affiliated sub-advisers has also adopted the code of ethics described above.

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Funds’ investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•	JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•	JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

•	JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June are on file with the SEC and are available on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, as applicable) a complete, uncertified schedule of its portfolio holdings as of the prior business day.

A Fund’s publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a weekly or monthly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of a Fund and (ii) clients of the Adviser or its affiliates that invest in a Fund or such clients’ consultants. No compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive a Fund’s portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Vickers Stock Research Corp.	Monthly	30 days after month end
The McGraw-Hill Companies Standard & Poor’s	Weekly	on a 3 day lag
Moody’s Investors Service, Inc.	Weekly	on a 3 day lag
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Investment Company Institute	Monthly	30 days after month end

Prime Money Market Fund
Chicago Merchantile Exchange	Monthly	30 days after month end
Union Bank of California	Monthly	30 days after month end
West Virginia Board of Treasury Investments	Monthly	30 days after month end

Federal Money Market Fund
William Harris Investors Inc.	Monthly	30 days after month end

In addition, certain service providers to a Fund, or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive a Fund’s portfolio holdings information earlier than as provided in the first paragraph above, such as rating and ranking agencies, pricing services, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, transfer agents and entities providing CDSC financing. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Disclosure of a Fund’s portfolio securities as an exception to a Fund’s normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between a Fund’s shareholders on the one hand and a Fund’s Adviser or any affiliated person of a Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about a Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q;

and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available sixty days after every fiscal quarter on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

The Fund’s top ten holdings are posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the JPMorgan Funds’ website at www.jpmorganfunds.com.

INVESTMENT ADVISER

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the “General” section.

Subject to the supervision of the Funds’ Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) (“JPMorgan Chase”). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

Certain of the assets of employee benefit accounts under the Adviser’s management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”) serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (“JPMFM”), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to the Trust, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. (“JPMFAM (USA)”), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds, and prior to February 28, 2001, the investment adviser was The Chase Manhattan Bank (“Chase”). On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the Prospectuses.

The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM or JPMFAM (USA) (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/03	Fiscal Year Ended 8/31/04	Fiscal Year Ended 8/31/05
Prime Money Market Fund
Paid or Accrued	$52,172	$48,047	$53,103
Waived	—	—	—
Federal Money Market Fund
Paid or Accrued	4,200	3,483	3,210
Waived		—	—
100% U.S. Treasury Securities Money Market Fund
Paid or Accrued	5,486	5,085	5,262
Waived	—	—	—
Tax Free Money Market Fund
Paid or Accrued	9,952	12,355	13,616
Waived	—	—	—
California Municipal Money Market Fund
Paid or Accrued	156	157	182
Waived	—	—	—
New York Municipal Money Market Fund
Paid or Accrued	2,121	1,780	1,462
Waived	—	—	—

The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the “Distributor” section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to the Adviser and by the Adviser on 90 days’ written notice to the Trust.

ADMINISTRATOR

Pursuant to an Administration Agreement dated February 19, 2005 (the “Administration Agreement”), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds’ operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund’s sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Inc. (“JPMIS”) as each Fund’s sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Funds.

Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. If not terminated, the Administration Agreement will continue thereafter automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the JPMorgan Funds Complex over $100 billion. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex including the series of the former One Group Mutual Funds.

From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between the Predecessor Trust, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the “Administration Agreements”), JPMorgan Chase Bank was the administrator of the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.10% of each Predecessor Fund’s average daily net assets of up to $100 billion on an annualized basis for the Predecessor Fund’s then current fiscal year plus 0.05% of the average daily net assets over $100 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund’s sub-administrator.

The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 8/31/03	Fiscal Year Ended 8/31/04	Fiscal Year Ended 8/31/05[1]
Prime Money Market Fund
Paid or Accrued	$52,172	$48,047	$55,878
Waived	(4,474)	(7,801)	(12,741)
Federal Money Market Fund
Paid or Accrued	4,200	3,483	3,363
Waived	(715)	(846)	(651)
Tax Free Money Market Fund
Paid or Accrued	9,952	12,355	5,536
Waived	(2,279)	(1,767)	(1,270)
100% U.S. Treasury Securities Money Market Fund
Paid or Accrued	5,486	5,085	14,213
Waived	(852)	(661)	(1,895)
California Municipal Money Market Fund
Paid or Accrued	156	157	190
Waived	(89)	(110)	(69)
New York Municipal Money Market Fund
Paid or Accrued	2,121	1,780	1,525
Waived	(63)	(125)	(69)

1	On February 19, 2005, JPMFM began serving as administrator to the Funds. The number set forth above include amounts paid to JPMFM for the period from February 19, 2005 through August 31, 2005.

DISTRIBUTOR

Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) (“JPMDS”) serves as the Trust’s distributor and holds itself available to receive purchase orders for each of the Fund’s shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.

The following table describes the compensation paid to the principal underwriter, JPMDS, for the period from February 19, 2005 until August 31, 2005.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases(1)	Brokerage Commissions	Other Compensation(1)
Prime Money Market Fund	—	$34,151.24	—	$607,803.00
Federal Money Market Fund	—	—	—	$70,025.69
100% U.S. Treasury Securities Money Market Fund	—	—	—	$1,101,836.33
Tax Free Money Market Fund	—	—	—	$186,714.30
California Municipal Money Market Fund	—	—	—	$6,959.59
New York Municipal Money Market Fund	—	—	—	$527,248.08

DISTRIBUTION PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Cash Management, Class B and Class C Shares of the Prime Money Market Fund, the Morgan Shares of the Money Market Funds (except the Prime Money Market Fund), the Reserve Shares of the Prime Money Market Fund, Federal Money Market Fund, 100% U. S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and New York Municipal Money Market Fund and the E*TRADE Class Shares of the California Municipal Money Market Fund and New York Municipal Money Market Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders’ fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund’s other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

The Institutional Class Shares, Premier Shares, Capital Shares and Agency Shares of the Money Market Funds have no Distribution Plan.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of Class B Shares or Class C Shares maintained in a Fund by such broker-dealers’ customers. With respect to Cash Management Shares of Prime Money Market Fund, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares of Prime Money Market Fund, Tax Free Money Market Fund and New York Municipal Money Market Fund, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares purchased before February 19, 2005, trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. For other classes of shares and for Class B, Class C and Morgan Shares purchased on or after February 19, 2005, such commissions will generally be paid beginning at the time of initial purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares (except for Morgan Shares of the Prime Money Market Fund), 0.25% on Reserve Shares and 0.60% on E*TRADE Class Shares of average daily net assets, the fee will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). However, no class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”).

The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trust with respect to the classes of Shares specified above.

The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/03		Fiscal Year Ended 8/31/04		Fiscal Year Ended 8/31/05[1]
	Paid/Accrued	Waived	Paid/Accrued	Waived	Paid/Accrued	Waived
Prime Money Market Fund
B Shares	$90	—	$65	—	$47	—
C Shares	5	—	4	—	4	—
Reserve Shares	1,011	—	722	—	671	—
Cash Management Shares	1,806	—	530	—	414	—
Federal Money Market Fund
Morgan Shares	381	$(278)	299	$(186)	229	$(124)
Reserve Shares	—	—	—	—	—	—
Tax Free Money Market Fund
Morgan Shares	702	(562)	608	(466)	604	(356)
Reserve Shares	—	—	—	—	1	—
100% U.S. Treasury Securities Money Market Fund
Morgan Shares	3,168	(2,687)	2,273	(1,973)	2,038	(807)
Reserve Shares	—	—	—	—	—	—
California Municipal Money Market Fund
Morgan Shares	156	(156)	157	(156)	205	(197)
E*TRADE Class Shares*	—	—	—	—	—	—
New York Municipal Money Market Fund
Morgan Shares	1,940	(1,878)	1,609	(1,609)	1,477	(1,076)
Reserve Shares	544	(139)	513	(137)	420	(94)
E*TRADE Class Shares*	—	—	—	—	—	—

1	On February 19, 2005, JPMDS began serving as distributor to the Funds. The numbers set forth above include amounts paid to JPMDS for the period from February 19, 2005 through August 31, 2005.

*	As of August 31, 2005, E*TRADE Class Shares had not commenced operations.

With respect to the Class B Shares of the Funds, prior to February 1, 2005, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

CUSTODIAN

Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of JPMIM.

For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund’s pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. money market funds of 0.0075% of the first $5 billion, 0.006% on the next $5 billion, 0.003% on the next $25 billion and 0.0010% for such assets over $35 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per Fund is $10,000. In addition, there is a $2,000 annual charge for fund accounting per share class.

For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.00 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

Prior to May 5, 2003, The Bank of New York served as the Funds’ custodian and fund accounting agent. For additional information, see the Prospectuses.

SECURITIES LENDING AGENT

On May 12, 2005, the Board of Trustees approved the appointment of JPMorgan Chase Bank, N.A. as securities lending agent for the 100% U.S. Treasury Securities Money Market Fund. For the securities lending services it performs, JPMorgan Chase Bank, N.A. is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to 0.06% for all domestic loans and 0.1142% for all international loans. JPMorgan Chase Bank, N.A. has temporarily reduced fees on a voluntary basis to 0.05% for domestic loans and 0.10% for international loans. The purpose of these fees is to cover the custodial, administrative and related costs of securities lending activities including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Prior to February 19, 2005, DST Systems, Inc. served as transfer and dividend disbursing agent for each Predecessor Fund.

SHAREHOLDER SERVICING

The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement dated February 19, 2005 with JPMDS (“Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below or other related services (“Other Related Services”) as also described below.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust’s website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means;

(j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Morgan	0.35%*
Class B and Class C	0.25%
Premier, Cash Management, Reserve and E*TRADE Class	0.30%**
Agency	0.15%
Institutional Class	0.10%
Capital	0.05%

*	The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.

**	The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.

The table below sets forth the fees paid or accrued to JPMorgan Chase Bank and to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 8/31/03		Fiscal Year Ended 8/31/04		Fiscal Year Ended 8/31/05[1]
	Paid/Accrued	Waived	Paid/Accrued	Waived	Paid/Accrued	Waived
Prime Money Market Fund
Capital Shares	—	—	—	—	$6,210	$(6,210)
Morgan Shares	$20,441	$(1,387)	$14,809	$(1,169)	13,348	(237)
Premier Shares	14,274	(115)	14,518	(102)	19,787	(462)
Agency Shares	13,045	(5,261)	11,811	(4,753)	15,441	(5,550)
B Shares	30	(5)	22	(18)	16	(6)

	Fiscal Year Ended 8/31/03		Fiscal Year Ended 8/31/04		Fiscal Year Ended 8/31/05[1]
	Paid/Accrued	Waived	Paid/Accrued	Waived	Paid/Accrued	Waived
C Shares	2	—	1	(1)	2	(1)
Institutional Class Shares	25,882	(25,882)	25,075	(25,075)	24,273	(19,592)
Reserve Shares	1,011	(13)	722	(25)	742	(30)
Cash Management Shares	903	—	265	(15)	230	(1)
Select Class Shares[2]	2,292	(213)	1,797	(197)	666	(60)
Federal Money Market Fund
Morgan Shares	1,335	—	1,045	—	802	—
Premier Shares	3,616	(51)	3,195	(37)	4,549	(311)
Agency Shares	396	(191)	355	(167)	335	(155)
Institutional Class Shares	1,976	(1,976)	1,552	(1,552)	1,485	(1,326)
Reserve Shares	—	—	—	—	—	—
Tax Free Money Market Fund
Morgan Shares	2,457	—	2,128	—	2,114	—
Premier Shares	8,550	(58)	8,945	(65)	12,306	(797)
Agency Shares	860	(372)	851	(367)	1,100	(510)
Institutional Class Shares	4,970	(4,970)	7,319	(7,319)	9,274	(8,447)
Reserve Shares					2	—
100% U.S. Treasury Securities Money Market Fund
Capital Shares	—	—	—	—	481	(481)
Morgan Shares	11,087	—	7,955	—	7,132	—
Premier Shares	1,310	—	1,451	—	1,882	(234)
Agency Shares	959	(550)	837	(470)	973	(409)
Institutional Class Shares	835	(835)	1,395	(1,395)	1,564	(1,129)
Reserve Shares	—	—	—	—	—	—
California Municipal Money Market Fund
Morgan Shares	547	(39)	549	(126)	717	(50)
E*TRADE Class Shares*	—	—	—	—	—	—
New York Municipal Money Market Fund
Morgan Shares	6,791	—	5,631	—	5,169	—
Reserve Shares	634	(1)	599	—	497	—
E*TRADE Class Shares*	—	—	—	—	—	—

1	On February 19, 2005, JPMDS began serving as shareholder servicing agent to the Funds. The numbers set forth above include amounts paid to JPMDS for the period from February 19, 2005 through August 31, 2005.

2	Effective February 4, 2005, the Select Class was exchanged into the Premier Class.

*	As of August 31, 2005, E*TRADE Class Shares had not commenced operations.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

EXPENSES

The Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as “revenue sharing”) to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (“CDSC”).

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended August 31, 2005, JPMIM and JPMDS paid approximately $81.496 million for all of the JPMorgan Funds pursuant to their revenue sharing arrangements, of this amount approximately $28.163 million was paid with respect to all of the JPMorgan money market funds, including the Funds.

JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

Trust Counsel

The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.

PURCHASES, REDEMPTIONS AND EXCHANGES

The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable, may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center, as applicable. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing.

The Funds reserve the right to waive any investment minimum. With respect to Agency, Capital, Institutional Class and Premier Shares, examples of when, in the Funds’ discretion, exceptions to the minimum requirements may be made include, but are not limited to, the following: (1) accounts of a parent corporation and its wholly owned subsidiaries may be aggregated together to meet the minimum requirement; (2) accounts held by an institutional investor in any of the money market funds of the Trust or JPMorgan Trust II may be aggregated together to meet the minimum requirement; and (3) an institutional investor may be given a reasonable amount of time to reach the investment minimum for a class. For Agency, Institutional Class and Premier Shares, investors must purchase the Shares directly from the Funds through JPMDS to potentially be eligible. In each case, the investors must inform the Funds (or their Financial Intermediary in the case of Capital Shares) that they have accounts that they may be eligible for an exception to the investment minimum.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value”. This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund’s fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

In accordance with section 22(e) of the 1940 Act, the Trust, on behalf of a Fund, reserves the right to postpone the date of payment upon redemption for more than one day for the Prime Money Market Fund and for more than seven days for the other Money Market Funds or suspend the right of redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC or by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may by order permit for the protection of the Fund shareholders.

Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value per share.

Exchange Privilege.    Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

Additional Information About Class B and Class C Shares.    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

If an investor redeems Class C shares then uses that money to buy Class C shares of a JPMorgan Fund within 90 days of that redemption, the purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

Class B Shares of the Funds automatically convert to Morgan Shares (and thus are then subject to the lower expenses borne by Morgan Shares) after eight years measured from the 1st day of the month in which shares were purchased (the “CDSC Period”), together with the pro-rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Morgan Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Morgan Shares than the number of Class B Shares converted.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

Systematic Withdrawal Plan.    Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Cut-Off Times for Purchase, Redemption and Exchange Orders.    Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

Applicability of Excessive Trading Limits and Redemption Fees to Investor Fund Transactions.    For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

Checkwriting Privileges.    Checkwriting privileges will no longer be offered on Premier Share accounts effective February 19, 2005. Shareholders of Premier Shares who elected checkwriting on their Account Applications accepted by the Funds on or before February 18, 2005 may continue to write checks against their Premier Share accounts. The Funds may modify or discontinue these checkwriting privileges at any time.

NET ASSET VALUE

The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

The Funds’ portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviation, such as changing a Fund’s dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund’s capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds. See “Tax Information.”

PORTFOLIO TRANSACTIONS

On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements, on behalf of all Funds, unless otherwise prohibited. See “Investment Strategies and Policies.”

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted two exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker. The first order permits each Fund to deal with J.P. Morgan Securities Inc., as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The second order permits each Fund to deal with J.P. Morgan Securities Inc., as principal in the purchase and sale of tax exempt money market instruments (including tax exempt commercial paper, general obligation and revenue anticipation notes, variable rate demand notes and put bonds). The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

JPMDS and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. JPMDS and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. JPMDS and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds’ distributor, JPMDS, or its affiliates. JPMIM has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of JPMIM. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, JPMIM and its affiliates may exchange among themselves certain information about the shareholder and his account.

As of August 31, 2005, certain Funds owned securities of their regular broker dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Tax Free Money Market Fund	ABN AMRO Inc.	$452,956
Prime Money Market Fund	Deutsche Bank AG	$5,567,334
	Citigroup Global Markets Inc.	$3,887,892
	UBS Financial Services Inc.	$3,800,000
	Barclays Capital Inc.	$3,594,513
	Bank of America Corporation	$3,413,535
	Royal Bank of Scotland Group	$2,119,879
	Goldman Sachs and Company	$1,133,973
	Merrill Lynch & Co. Inc.	$845,000
	Bear Stearns & Co. Inc	$600,000
	HSBC Securities Inc.	$570,029
	Greenwich Capital Markets, Inc.	$500,000
	Credit Suisse First Boston LLC	$449,039
	Lehman Brothers Inc.	$250,000

California Municipal Money Market Fund	ABN AMRO Inc.	$3,500
New York Municipal Money Market Fund	ABN AMRO Inc.	$20,985

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

DELAWARE TRUST

JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMMFS’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. The Trust’s Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust’s Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

The Trust’s Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

DESCRIPTION OF SHARES

The Trust is an open-end, management investment company organized as Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trust.”

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro-rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust’s Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust’s governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see “Purchases, Redemptions and Exchanges”.

TAX INFORMATION

Additional Tax Information Concerning all Funds.    Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other Funds. Each Fund intends to meet the requirements necessary to qualify each year as a “regulated investment company” under Subchapter M of the Code. If the Funds so qualify, they will pay no federal income tax on the earnings they distribute to shareholders and they will eliminate or reduce to a nominal amount the federal income taxes to which they may be subject.

In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x) the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (defined below).

In general, for purposes of the 90% gross income requirement described in the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the “2004 Act”), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (1) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. These requirements may limit the range of the Fund’s investments.

If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least 90% of the sum of (a) its investment company taxable income (very generally, taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term loss), and (b) its net tax-exempt interest income. Each Fund of the Trust intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

If a Fund were to fail to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Generally, regulated investment companies that do not distribute in each calendar year an amount at least equal to the sum of (i) 98% of their “ordinary income” (as defined) for the calendar year, (ii) 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year (or later if the company is permitted to elect and so elects), and (iii) any undistributed amounts from the previous year, are subject to a non-deductible excise tax equal to 4% of the underdistributed amounts. For purposes of the excise tax, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A dividend paid to Shareholders in January generally is deemed to have been paid on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November, or December of the preceding year. Each Fund of the Trust intends to make sufficient distributions to avoid liability for the excise tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund has owned for more than one year and that are properly designated by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a Shareholder taxed as an individual provided the Shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of that Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

Distributions in excess of a Fund’s current and accumulated “earnings and profits” will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder’s basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder’s basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss.

If a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognized a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their individual tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund’s book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders including the Funds of Funds. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Certain debt securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs, CATS and zero coupon bonds), are sold at original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Investment Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund of the Trust. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

Additional Tax Information Concerning the Municipal Funds.*    A Fund will be qualified to pay exempt-interest dividends to its Shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax.

The policy of each Municipal Fund is to distribute each year as exempt-interest dividends substantially all the Fund’s net exempt-interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Municipal Fund and properly designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of the Fund’s taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities the interest on which is exempt from the regular federal income tax received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from a Municipal Fund during such year, regardless of the period for which the Shares were held.

Exempt-interest dividends may generally be treated by a Municipal Fund’s Shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, each Shareholder of a Municipal Fund is advised to consult his, her or its tax adviser to determine the suitability of shares of the Fund as an investment and the precise effect of an investment in the Fund on their particular tax situation.

*The “Municipal Funds” include the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund.

Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be taken into account in determining alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax applicable to individuals and the federal alternative minimum tax applicable to corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the federal alternative minimum tax imposed on corporations.

Current federal law limits the types and volume of bonds qualifying for Federal income tax exemption of interest, which may have an effect on the ability of the Funds to purchase sufficient amounts of tax exempt securities to satisfy the Code’s requirements for the payment of “exempt-interest” dividends.

All or a portion of interest on indebtedness incurred or continued by a Shareholder to purchase or carry Fund shares may not be deductible by the Shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of net capital gain) paid to the Shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Each Municipal Fund may at times purchase Municipal Securities (or other securities the interest on which is exempt from the regular federal income tax) at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of the market discount will be included in the Fund’s ordinary income and will be taxable to shareholders as such when it is distributed to them.

Each Municipal Fund may acquire rights regarding specified portfolio securities under puts. See “Investment Objectives and Policies—Additional Information on Fund Investments—Demand Features.” The policy of each Municipal Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Funds could acquire under the 1940 Act. Therefore, although a Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits. Shareholders are also advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

Capital Loss Carryforwards.    For federal income tax purposes, the following Money Markets Funds had capital loss carryforwards for the fiscal year ended August 31, 2005 (amounts in thousands):

Fund	Capital Loss Carryforwards	Expires in Year
Prime Money Market Fund	$2	August 31, 2012

To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

Taxation of Dividends under California Law — California Municipal Money Market Fund.    In general, as long as the fund continues to qualify as a regulated investment company under the federal Internal

Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if such dividends are designated as such exempt-interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the fund’s taxable year. In general, such exempt obligations will include California exempt and U.S. exempt obligations. Moreover, for a fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such exempt obligations at the close of each quarter of its fiscal year and such fund must be qualified as a regulated investment company. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax.

California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.

Investors should consult their advisers about other state and local tax consequences of the investment in the fund.

Taxation of Dividends — New York Municipal Money Market Fund.    Distributions received from the New York Municipal Money Market Fund are exempt from New York State and New York City personal income tax (but not New York State corporate franchise tax or New York City business tax) to the extent such distributions are derived from interest attributable to obligations of the State of New York or its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. If at the close of each quarter at least 50% of the value of the Fund’s assets consist of obligations of the United States and its possessions, dividends paid by the Fund attributable to interest earned by the Fund on such obligations will be exempt from New York personal income tax (but not corporate franchise tax). To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. Fund’s distributions that are attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, are generally not exempt from New York State or New York City tax. New York has an alternative minimum tax similar to the federal AMT. However, the New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. Investors should consult their advisers about other state and local tax consequences of the investment in the Fund.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The

Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

Principal Holders. As of November 30, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Funds:

JPMORGAN PRIME MONEY MARKET FUND
AGENCY SHARES	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	18.17
	JPMORGAN INVESTOR SERVICES[1] CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	50.46
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	5.51
JPMORGAN PRIME MONEY MARKET FUND
CAPITAL	JOHNSON & JOHNSON ONE JOHNSON & JOHNSON PLAZA ATTN ADRIENNE SALMON NEW BRUNSWICK NJ 08933-0001	9.71
	JP MORGAN CHASE[1] ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	28.61

	STRAFE & CO1 BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	11.48
JPMORGAN PRIME MONEY MARKET FUND
CASH MANAGEMENT SHARES	BANK OF NEW YORK AS AGENT FOR SIDNEY FRANK IMPORTING CO INC 20 CEDAR ST NEW ROCHELLE NY 10801-5247	22.30
	MURDOCH AND CO BANK OF BERMUDA ATTN MUTUAL FUND SERV CP4 6 FRONT STREET HAMILTON HM II BERMUDA	33.25
JPMORGAN PRIME MONEY MARKET FUND
C SHARES	FRANCES E JONES & JOSEPH M JONES JT TEN 7009 LINDA ST HUNTSVILLE AL 35811-8434	9.38
	INVESTORS TRUST CO CUST FBO DIANNA MANDEL IRA R/O 825 – E9 STREET A[T 1J BROOKLYN NY 11230	5.24
	NFS LLC FEBO BARBARA MIRANDA 420 E 64TH STREET NEW YORK NY 10021-7853	8.60
	NFS LLC FEBO BATTERY PARK CITY DAY NURSERY 215 S END AVE NEW YORK NY 10280-1068	23.83

	NFS LLC FEBO JPMORGAN CHASE BANK TRAD CUST IRA OF GUENTER VIKTOR 16811 N 49TH WAY SCOTTSDALE AZ 85254-1081	6.49
	NFS LLC FEBO JPMORGAN CHASE BANK TRAD CUST IRA OF TERRY L NOVAK 3201 W CLINTON ST PHOENIX AZ 85029-4235	5.14
JPMORGAN PRIME MONEY MARKET FUND
INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	14.71
	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	15.63
JPMORGAN PRIME MONEY MARKET FUND
MORGAN SHARES	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	8.98

	JPMORGAN INVEST LLC FBO[1] 1 BEACON ST FL 18 BOSTON MA 02108-3107	7.59
	JPMORGAN INVESTOR SERVICES[1] CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	5.83
	NATIONAL FINANCIAL SERV CORP 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503	7.19
JPMORGAN PRIME MONEY MARKET FUND
PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	18.40
	JPMORGAN CHASE[1] ATTN RICHARD BOYER OR LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	5.26
	JPMORGAN CHASE[1] LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2 FLR 2 FL3-2211 TAMPA FL 33610-9128	12.04
	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	9.68
	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	18.92

JPMORGAN PRIME MONEY MARKET FUND
RESERVE SHARES	CHASE MANHATTAN BANK[1] FBO IMA CUSTOMERS 1985 MARCUS AVE FL 2 NEW HYDE PARK NY 11042-1053	19.07
	JPMORGAN CHASE BANK[1] ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	10.07
	JPMORGAN CHASE BANK[1] FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR 2ND FL TAMPA FL 33610-9128	44.18
JPMORGAN TAX FREE MONEY MARKET FUND
AGENCY SHARES	JPMORGAN INVESTOR SERVICES[1] CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	23.18

	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	31.39
	RUSSELL REYNOLDS ASSOCIATES INC. OPERATING ACCOUNT 200 PARK AVENUE 23 FLOOR NEW YORK NY 10166-2399	7.77
JPMORGAN TAX FREE MONEY MARKET FUND
INSTITUTIONAL SHARES	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	21.13
	PACCAR INC ATTN TREASURY DEPT PO BOX 1518 BELLEVUE WA 98009-1518	6.80
JPMORGAN TAX FREE MONEY MARKET FUND
MORGAN SHARES	CHASE MANHATTAN BANK[1] FBO IMA CUSTOMERS 1985 MARCUS AVE FL 2 NEW HYDE PARK NY 11042-1053	5.01
	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	8.27
	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	10.50
	JPMORGAN INVEST LLC FBO[1] 1 BEACON ST FL 18 BOSTON MA 02108-3107	7.12
	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS – 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	9.64

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	6.24
JPMORGAN TAX FREE MONEY MARKET FUND
PREMIER SHARES	JPMORGAN CHASE[1] ATTN RICHARD BOYER OR LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	15.75
	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	70.97
JPMORGAN TAX FREE MONEY MARKET FUND
RESERVE SHARES	AMPLE INDUSTRIES INC ATTN DAVID MENZIES PO BOX 394 NIXA MO 65714-0394	52.23
	MURDOCH & CO C/O BANK OF BERMUDA LTD ATTN MUTUAL FUND SERVICES CP4 6 FRONT ST HAMILTON HM11 BERMUDA	28.46
	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	19.31
JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
AGENCY SHARES	BLACKSTONE MEZ. PRTN C/O THE BLACKSTONE GROUP 345 PARK AVENUE NEW YORK NY 10154-0004	7.87
	BLACKSTONE TG CAPITAL PARTNERS IV L 345 PARK AVENUE NEW YORK NY 10154-0004	5.94
	DEVANLAY US INC DBA LACOSTE ATTN GERARD PENA 551 MADISON AVE STE 1300 NEW YORK NY 10022-3212	5.22

	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	6.52
	JPMORGAN INVESTOR SERVICES[1] CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254-2942	5.53
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	8.13
JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
CAPITAL	JP MORGAN CHASE[1] ATTN VIRGINIA DELGADO 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	71.01
	STRAFE & CO1 BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	16.07
JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
INSTITUTIONAL SHARES	JPMORGAN CHASE[1] ATTN LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	23.35

	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	10.29
	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	15.02
	MISSIONARIES OF CHARITY 335 E 145TH ST BRONX NY 10451-5899	11.17
	SIMPSON THACHER & BARTLETT 425 LEXINGTON AVENUE NEW YORK NY 10017-3903	5.17
JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
MORGAN SHARES	BRISTOL-MYERS SEC SETTLEMENT FUND 105 MAXESS ROAD MELVILLE NY 11747-3851	7.98
	JPMORGAN CHASE[1] ATTN RICHARD BOYER OR LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	12.41
	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	15.24
JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
PREMIER SHARES	JPMORGAN CHASE[1] ATTN RICHARD BOYER OR LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	18.98
	JPMORGAN CHASE[1] LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2 FLR 2 FL3-2211 TAMPA FL 33610-9128	17.88

	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	8.68
	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	11.17
	LASALLE BANK NA CHICAGO DEFERRED EXCHANGE ATTN VERONICA SALAZAR PO BOX 1443 CHICAGO IL 60690-1443	30.59
JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
RESERVE SHARES	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	99.99
JPMORGAN CALIFORNIA MUNICIPAL MONEY MARKET FUND
MORGAN SHARES	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	9.60

	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	76.37
JPMORGAN FEDERAL MONEY MARKET FUND
AGENCY SHARES	JPMORGAN CHASE[1] ATTN RICHARD BOYER OR LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	14.46
	JPMORGAN INSTITUTIONAL TRUST SERVICES[1] FBO VARIOUS TRUSTS ATTN VIRGINIA DELGADO 2001 BRYAN TOWER 11TH FLOOR DALLAS TX 75254	25.39
	WILLKIE FARR & GALLAGHER C/O WILLKIE FARR & GALLAGHER 787 7TH AVE NEW YORK NY 10019-6018	15.03
JPMORGAN FEDERAL MONEY MARKET FUND
INSTITUTIONAL SHARES	JPMORGAN CHASE BANK[1] ALFRED LERNER TRUST ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	15.41
	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	40.26

	WILLIAM HARRIS-INVESTORS INC AS AGENT FOR ITS CLIENTS ATTN ALICIA BREZEZNIAK 191 N WACKER DRIVE STE 1500 CHICAGO IL 60606-1920	8.51
JPMORGAN FEDERAL MONEY MARKET FUND
MORGAN SHARES	JPMORGAN CHASE[1] ATTN RICHARD BOYER OR LILLY NICKERSON 14201 DALLAS PKWY FL 12 DALLAS TX 75254-2916	20.72
	JPMORGAN CHASE BANK[1] FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	13.78
JPMORGAN FEDERAL MONEY MARKET FUND
PREMIER SHARES	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	44.94
	WYNN LAS VEGAS LLC DBA LE REVE ATTN SAMANTA STEWART 3145 LAS VEGAS BLVD S LAS VEGAS NV 89109-1929	28.23
JPMORGAN FEDERAL MONEY MARKET FUND
RESERVE SHARES	BLUE SKY SATELLITE SERVICES INC ATTN DAVE BENNET 18975 W 116TH ST OLATHE KS 66061-6547	75.40
	SHARON J MEYERS MANOR SQUARE OFFICE BUILDING 4050 PENNSYLVANIA AVE STE 210 KANSAS CITY MO 64111-3041	24.60

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND
MORGAN SHARES	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	5.48
	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	18.07
	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	7.91
JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND
RESERVE SHARES	CHASE MANHATTAN BANK[1] FBO IMA CUSTOMERS 1985 MARCUS AVE FL 2 NEW HYDE PARK NY 11042-1053	86.09
	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS 61 BROADWAY NEW YORK NY 10006-2701	5.59
	JPMORGAN CHASE BANK[1] FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	7.69

1	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such Shares under the 1940 Act.

The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended August 31, 2005 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111 or JPMorgan Institutional Funds Service Center at 1-800-766-7722.

APPENDIX A
DESCRIPTION OF CERTAIN OBLIGATIONS
ISSUED OR GUARANTEED BY U.S. GOVERNMENT
AGENCIES OR INSTRUMENTALITIES

Federal Farm Credit System Notes and Bonds—are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

Maritime Administration Bonds—are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

FNMA Bonds—are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

FHA Debentures—are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government. FHA Insured Notes are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

FHA Insured Notes—are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

GNMA Certificates—are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate’s coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

FHLMC Certificates and FNMA Certificates—are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

GSA Participation Certificates—are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

New Communities Debentures—are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

Public Housing Bonds—are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

Penn Central Transportation Certificates—are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

A-1

SBA Debentures—are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

Washington Metropolitan Area Transit Authority Bonds—are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

FHLMC Bonds—are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

Federal Home Loan Bank Notes and Bonds—are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

Student Loan Marketing Association (“Sallie Mae”) Notes and Bonds—are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

D.C. Armory Board Bonds—are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

Export-Import Bank Certificates—are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

In the case of securities not backed by the “full faith and credit” of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

A-2

APPENDIX B—DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1	Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2	Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	DEFAULT. Denotes actual or imminent payment default.

“+” or “-”	may be appended to ‘F-1’ rating to denote relative status within the ‘F1’ rating category.

‘NR’	indicates that Fitch does not rate the issuer or issue in question.

Moody’s Investors Service, Inc. (“Moody’s”)

Prime-1	Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited (“Dominion”)

R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

All three Dominion rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)	Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)	Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)	Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)	Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)	Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody’s

These ratings represent Moody’s opinion of a bank’s intrinsic safety and soundness.

A	These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C	These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC	Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%–100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%–90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA	Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A	Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB	Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB	Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B	Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C	Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates Bonds in default of either interest or principal.

(“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa	Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represents Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA	EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA	VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A	STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB	GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB	Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B	Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C	Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D	Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-‘D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90–100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50–90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1	STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade“ (“VMIG”), in the case of variable rate demand obligations (“VRDOs”). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1	Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4	Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5	Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”	This category indicates preferred shares that are in arrears of paying either dividends or principal.

(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the “n” designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the “y” designation.

APPENDIX C

INVESTMENT TECHNIQUES

The Funds invest in a variety of securities and employ a number of investment techniques. The Portfolios invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “INVESTMENT STRATEGIES AND POLICIES” section of this Statement of Additional Information.

FUND NAME	FUND CODE
JPMorgan Prime Money Market Fund	1
JPMorgan 100% U.S. Treasury Securities Money Market Fund	2
JPMorgan Tax-Free Money Market Fund	3
JPMorgan California Municipal Money Market Fund	4
JPMorgan New York Municipal Money Market Fund	5
JPMorgan Federal Money Market Fund	6

Instrument	Fund Code
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1, 3-5
Certificates of Deposit: Negotiable instruments with a stated maturity.	1, 3-5
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
1, 3-5

Instrument	Fund Code
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.
1, 3-5
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 3-5
Investment Company Securities: Shares of other money market mutual funds, including JPMorgan money market funds and shares of other money market funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
1, 3-6
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).
1, 3-6
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
1, 3-5
Participation Interests: Interests in municipal securities, including municipal leases, from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.
3-5

Instrument	Fund Code
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 3-5
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 3-5
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 3-6
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	2
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1, 3-5
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 3-5
Treasury Receipts: TRs, TIGRs and CATS.	1
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac.	1, 3-6
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES. The U.S. Treasury Plus Money Market Fund does not buy STRIPS and CUBES.	1-6
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	1, 3-6
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-6